Patrick Industries Investor Day December 3, 2024

2 Forward-Looking Statements This presentation and related remarks by management may include “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements represents our current judgement about possible future events and are often identified by words like “aim,” “anticipate,” “appears,” “approximately,” “believe,” “continue,” “could,” “effect,” “estimate,” “expect,” “forecast,” “goal,” “initiative,” “intend,” “may,” “objective,” “outlook,” “plan,” “potential,” “priorities,” “project,” “pursue,” “seek,” “should,” “target,” “when,” “will,” “would,” or the negative of any of those words or similar expressions. In making these statements, we rely on assumptions and analysis based on our experience and perception of historical trends, current conditions and expected future developments as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any future events or financial results, and our actual results may differ materially due to a variety of important factors, many of which are beyond our control. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These risks and uncertainties include, in addition to other matters described in this presentation, the impacts of future pandemics, geopolitical tensions or natural disasters, on the overall economy, our sales, customers, operations, team members and suppliers. Further information concerning the Company and its business, including risk factors that potentially could materially affect the Company’s financial results are discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission on February 29, 2024. We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly or otherwise revise any forward-looking statement, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where we are expressly required to do so by law. USE OF NON-GAAP FINANCIAL MEASURES This presentation contains non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability.

Agenda

Time (EST)

	Agenda Overview	Steve O'Hara, VP – Investor Relations
10:30am	Welcome & Overview	Andy Nemeth, Chief Executive Officer
10:50 - 11:20am	End Market Performance & Future Growth RV Marine Powersports Housing	 Jeff Rodino, President – RV Rick Reyenger, President – Marine Kip Ellis, President – Powersports, Technology and Housing
11:20 - 11:30am	Q&A	Steve O'Hara, VP – Investor Relations
11:30 - 11:40am	Break	
11:40 - 1:00pm	Operational Excellence Advanced Product Group M&A is in our DNA Empowering Enthusiasts Empowering our People Financials Conclusion	Hugo Gonzalez, EVP – Chief Operating Officer Jim Schultz, VP – Operations Andrea Williams, VP – Finance Anna Parker, VP – Marketing Todd Gongwer, EVP – Leadership and Culture Andy Roeder, EVP – Chief Financial Officer Andy Nemeth, Chief Executive Officer
1:00 - 1:30pm	Q&A	CEO, CFO & End Market Presidents

4 Welcome and Company Overview Andy Nemeth, Chief Executive Officer

• Company Vision • Strength and Experience of the Team • Competitive Advantage • Earnings Power • Shareholder Value Investor Day Takeaways Welcome 5

Enthusiasts Our Purpose: We Are We live the Outdoor Enthusiast lifestyle We are passionate about our Brand We are impacting hearts and the family dynamic We have the ability to affect change in our markets and communities We care about our teams, customers, partners and communities 6 Andy Nemeth Chairman & CEO Andy Roeder EVP – Finance, CFO & Treasurer Kip Ellis President – Powersports, Technology & Housing Richard Reyenger President - Marine Doyle Stump EVP – Product Development and Innovation Hugo Gonzalez EVP – Operations & COO Joel Duthie EVP, Chief Legal Officer & Secretary Matt Filer SVP – Finance & Chief Accounting Officer Charlie Roeder EVP – Sales & Chief Sales Officer Todd Gongwer EVP – Leadership and Culture Jeff Rodino President - RV Stacey Amundson EVP & Chief HR Officer Anna Parker VP – Marketing Andrea Williams VP – Finance

Patrick (NASDAQ: PATK) is a leading component solutions provider for the RV, Marine, Powersports and Housing markets

NET SALES (Q3’24 TTM)

$3.7B

Adjusted EBITDA and Margin (Q3’24 TTM) [1]

$462M / 13%

TEAM MEMBERS

~10,000

BRANDS

85+

STATES

23



RV
Q3’24 TTM Revenue
$1.62B
MARINE
Q3’24 TTM Revenue
$596M
POWERSPORTS
Q3’24 TTM Revenue
$298M
HOUSING
Q3’24 TTM Revenue
$1.14B
OUTDOOR ENTHUSIAST

REVENUE BY SEGMENT
(Q3’24 TTM)



Distribution
26%
Manufacturing
74%

REVENUE BY CHANNEL
(Q3’24 TTM)



Aftermarket
~7%
OEM
~93%

[1] Non-GAAP metric, see appendix for reconciliation to closest GAAP metric.

7

2010 : $278M REVENUE MIX % 58%42% Q3 2024 TTM : $3.7B 45% 16% 31% 8% REVENUE MIX %Accelerated Growth Through Strategic Diversification RV HOUSING HOUSING RV MARINE POWERSPORTS $662 $4,887 CPU PER MARKET1,2 RV 2010 $0 $3,936 Q3 ’24 TTM MARINE 2010 Q3 ’24 TTM $1,576 $6,518 MH3 2010 Q3 ’24 TTM REVENUE IN 2010 COMPARED TO Q3 2024 TTM $0 $298 POWERSPORTS 2010 Q3 2024 69%7% 24% MARINE HOUSING RV 2017 : $1.6B REVENUE MIX % 1 CPU = Content Per Unit 2 Based on data published by RVIA, NMMA, and MHI as of the Company’s reported Q3’2024 earnings on 10/31/2024 3 MH = Manufactured Housing, which is a portion of our Housing business 8

Patrick Founding Patrick Public Listing Patrick Incorporated Tontine Capital Investment in Patrick Patrick Acquires Adorn, LLC Powersports Market Strategy Execution RV Market Strategy Execution Aftermarket Strategy & Platform with RecPro Acquisition Patrick Timeline Marine Market Strategy Execution 1961 2005 2007 20222010 202420161959 1971 9

• Acquirer of choice in our markets • Entrepreneurial spirit, focus, and strategy • Maintain Brand "DNA" and talent • Customer 1st trusted relationships and business model • Customers associate with the individual brands and the brand value proposition • Good/Better/Best product offering • Innovation priority • Collaboration of best practices • Succession planning, structure, and bench strength • Non-customer impacting synergy realization • Patrick financial resources support strength of brand and create growth synergy strategy We Are BETTER Together! 10 Component Supplier Brand Based Strategy

2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q3'24 TTM Track Record of Growth Driven by the Entrepreneurial Spirit  RV Market Strategy Execution Marine Market Strategy Execution Powersports Market Strategy Execution Aftermarket Strategy & Platform with RecPro Acquisition $308 $437 $595 $736 $920 $1,222 $1,636 $2,263 $2,337 $2,487 $4,078 $4,882 $3,468 $3,651 $278 NET SALES ($ IN MILLIONS) RV Housing Marine Powersports 11

 RV Market Strategy Execution Marine Market Strategy Execution Powersports Market Strategy Execution Aftermarket Strategy & Platform with RecPro Acquisition 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q3'24 TTM 10.7% 14.4% 15.0% 15.3% 16.1% 16.5% 16.6% 17.1% 18.4% 18.1% 18.5% 19.6% 21.7% 22.6% 22.7% $0.06 $0.37 $1.17 $0.99 $1.27 $1.81 $2.43 $3.48 $4.93 $3.85 $4.20 $9.63 $13.49 $6.50 $6.97 Track Record of Margin and EPS Growth Driven by Diversification and Strategy Gross Margin Diluted EPS (GAAP) Housing Powersports 58% 42% 59% 16% 25% 75% 25% 45% 16% 31% 8% RV Marine Revenue Mix

PATRICK Vision & Capital Allocation Execution

Vision



REVENUE MIX
Q3'24 TTM
Housing
31%
Outdoor
Enthusiast
69%
Aftermarket
5%-10%
Other
15%
Outdoor
Enthusiast
85%
Aftermarket
10%-15%

REVENUE TARGETS

Q3'24 TTM

$3.7B



Strategic Plan
Base Plan
3 – 5 years

Execution Plan

- **Capital Allocation** - Up to ~$400M to $500M Annually for Acquisitions
- **Priority** on Outdoor Enthusiasts Markets and Aftermarkets
  - *RV*
  - *Marine*
  - *Powersports - ATVs, UTVs, Golf Carts, Motorcycles, PWCs, Off-road Vehicles*
- **Aftermarket Overlay** / End Market
- **Leverage Target** = 2.25x – 2.5x Baseline
  - *Flex up ~3.1x total leverage for strategic acquisition(s)*
  - *Target 3 quarter paydown back to 2.5x baseline post acquisition expectation*
- ***Financing*** *- Continually evaluate and position financing structure to optimize and execute on strategic plan*

13

Favorable Industry and Macro Trends 1 2 U.S. Census Bureau Target Demographic (US 35-44) Continues to Grow 1 Po pu la tio n (in th ou sa nd s) 30,000 32,000 34,000 36,000 38,000 40,000 42,000 44,000 46,000 48,000 50,000 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2025E 2030E 2035E 14

Our Markets and our Operating Model are Well-Positioned 1 Wholesale Shipments from RVIA and MHI, Marine figures are Company estimates based on data from NMMA. 2 2024E based on midpoint of the Company’s 2024 outlook as of 10/31/24. Estimated 16 to 18 dealer inventory weeks-on-hand (WOH), which is significantly lower than historical levels RV 357 374 431 505 484 406 430 600 493 313 325 RV Marine 2024E Estimated 19 to 21 dealer inventory WOH, which is significantly lower than historical levels MARINE Largest OEMs have targeted reducing dealer inventory by 15 - 20% POWERSPORTS Demand for affordable housing remains strong MH 165 179 191 224 234 190 164 198 206 192 140 64 71 81 93 97 95 94 106 113 89 103 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024E MH Wholesale Shipments Average Average Average Flexible business model to quickly align with industry demand  High variable cost model  Flexible working capital  Highly scalable capacity  Advanced Product Group and solutions model  Strong customer relationships (in thousands) 15 1 2

PATRICK

MULTIPLE GROWTH AVENUES EXIST

Organic Growth[1]

We target 2-3% organic growth annually

Over the last 5 years, organic growth averaged 4% net of pricing

Strategic Acquisitions

We have specifically identified an acquisition pipeline within our Outdoor Enthusiast markets representing ~$4B with acquisition targets ranging from $20M to $350M

Since 2010 we've completed acquisitions representing revenues of $2.8B

End Market Growth

End markets at, or near cyclical lows

Channel Inventories are lean

Aftermarket Runway

RecPro Platform Opportunity

16

Guided by the Entrepreneurial Spirit and Ready for the Future Business model structure, platform, vision, and strategy defined and established 2010 2010 - 2024 Strategic Growth Plan Execution Patrick is now the home of over 85 leading brands focused on serving the Outdoor Enthusiast & Housing markets 21% Revenue CAGR 2010 – Q3’24TTM 2025+ Our Markets are Poised for the next Upcycle with Lean Inventories in the Channel Demographic Trends are Positive We are focused on being a Component Solutions Provider to our Markets Our Acquisition Pipeline is identified and prioritized Our Aftermarket Platform is established Our Business is Sized for the current run rate environment with scalability to meet our customers demand needs 17

RV End Market Jeff Rodino, President – RV

19 MARINE POWERSPORTS HOUSINGRV MARKETS Ready for Rebound We believe the RV industry is positioned for a rebound, with dealer inventory levels well below historical averages. With interest rates easing and inflation stabilizing, we believe the roadblocks to a retail demand inflection have been reduced. 19 RV End Market

2010 2011 2018 2019 2020 2021 2022 2024 Strategic Portfolio Development RV Market Strategy Execution 2012 2013 2014 2015 2016 2017 2023 20 Strength Resilience Results Quality Hardwoods Blazon International Group

TAM $1.6B REVENUE (Q3’24 TTM) % OF REVENUE (Q3’24 TTM) 45% CPU CAGR 2019-Q3’24 TTM +10% RV REVENUE & RV WHOLESALE SHIPMENTS ($ IN MILLIONS) $1,287 $1,392 $2,404 $2,593 $1,503 $1,620 2019 2020 2021 2022 2023 Q3'24 TTM RV CONTENT PER UNIT1,2 $3,170 $3,235 $4,006 $5,257 $4,800 $4,887 $12,000 2019 2020 2021 2022 2023 Q3'24 TTM 1 Based on data published by RVIA as of the Company’s reported Q3’2024 earnings on 10/31/2024 2 CPU = a non-GAAP financial measure which represents content per wholesale unit for the trailing twelve-month period 406K UNITS 324K UNITS 331K UNITS 21 MARINE POWERSPORTS HOUSINGRV MARKETS

CAPABILITIES AND EXPERTISE • Lamination • Hardwood and softwood manufacturing • Countertop fabrication • Interior design • Fiberglass manufacturing • Metal fabrication • Wire fabrication • Plastics & adhesives • Transportation • Furniture • Distribution and aftermarket Featured product categories are only a sampling of Patrick’s capabilities. A more complete listing can be found in our most recent 10-K. Established Supplier of Choice for RV OEMs 22 MARINE POWERSPORTS HOUSINGRV MARKETS

PATRICK | rv

Established Supplier of Choice for RV OEMs



ROOFING & TRUSSES
CABINET DOORS
SOLAR & POWER SOLUTIONS
PLASTICS & ADHESIVES
LAMINATED PANELS
FURNITURE
ALUMINUM SIDEWALLS
FIBERGLASS & COMPOSITES
DASH PANELS
PAINT
COUNTERTOPS
FAUCETS & SINKS
FLOORING
HOLDING TANKS

Featured product categories are only a sampling of Patrick's capabilities. A more complete listing can be found in our most recent 10-K.

MARKETS RV MARINE POWERSPORTS HOUSING
23

PATRICK | rv

Establishing our Presence in Aftermarket with RecPro

We believe we can expect to double RecPro's revenues within 3-5 years

3 Key Initiatives

1	**Brand Expansion**	Expanded Product Offerings
		Content Development
		Brand Control
2	**OEM and Dealer Engagement**	New OEM Product Introduction
		Custom Part Number-based Packages
		Pricing for Dealers and Small OEMs
3	**Optimized Platform**	Clearing Obsolete Stock
		Phased Product Rollout
		Centralized Analytics


RECPRO
SHOP
FIREPL
RV Air Conditioners
RV Awnings
APPLIANCES
WINDOWS
5% OFF

RECPRO®

MARKETS RV MARINE POWERSPORTS HOUSING
24

• Customer Relationships • Experienced and Seasoned Team • Scalability and Financial Resources • Patrick Studio and Design Center • Component Solutions Model • Advanced Product Group MARINE POWERSPORTS HOUSINGRV MARKETS TAM Our Total Addressable Market is more than double our Q3’24 TTM CPU Q3’24 TTM 25 Competitive Advantages $4,887 $12,000 TAM 1 TAM = Total addressable market based on our content per unit (CPU). The herein mentioned RV TAM only includes product categories we currently have market share in as of 9/29/24 1

Marine End Market Rick Reyenger, President – Marine

Marine End Market MARINE POWERSPORTS HOUSINGRV MARKETS 27 Poised to Deliver Diversification gains have transitioned into accelerated portfolio optimization efforts as the marine industry experienced a down cycle the last 18 months. Market-leading innovation efforts coupled with harmonization within the portfolio will continue to create value for Patrick.

TAM $596M REVENUE (Q3’24 TTM) % OF REVENUE (Q3’24 TTM) 16% REVENUE CAGR 2019-Q3’24 TTM +13% MARINE REVENUE & WHOLESALE SHIPMENTS ($ IN MILLIONS) $329 $339 $665 $914 $783 $596 2019 2020 2021 2022 2023 Q3'24 TTM MARINE CONTENT PER UNIT1,2 $1,730 $2,069 $3,356 $4,430 $4,069 $3,936 $17,000 2019 2020 2021 2022 2023 Q3'24 TTM 190K UNITS 151K UNITS MARINE POWERSPORTS HOUSINGRV MARKETS 28 1 Based on data published by NMMA as of the Company’s reported Q3’2024 earnings on 10/31/2024 2 CPU = a non-GAAP financial measure which represents content per wholesale unit for the trailing twelve-month period

2018 2019 2020 2021 2022 2024 Strategic Portfolio Development 2016 Marine Market Strategy Execution 2016 2017 2023 29 Strength Resilience Results

CAPABILITIES AND EXPERTISE • Concept and design, engineering, and tooling fiberglass plugs, molds and stringer systems • Metal fabrication • Fiberglass components & parts • Rotational molding • Specialized in CNC milling • Anodizing and powdercoating • Advanced sewing & patterning capabilities • Carbon fiber components • Designing, engineering & manufacturing of audio solutions • Plastic injection molding • Plastic extrusion • Lamination • Treated plywood • Fabrication of multi-layer EVA/PE foam flooring and industrial products • Aftermarket • J-I-T service to customers From product design and development to aftermarket accessories, our brands deliver added value through innovative, highly-engineered component solutions MARINE POWERSPORTS HOUSINGRV MARKETS 30 Featured product categories are only a sampling of Patrick’s capabilities. A more complete listing can be found in our most recent 10-K.

PATRICK | marine

From product design and development to aftermarket accessories, our brands deliver added value through innovative, highly-engineered component solutions



TOWERS & T-TOPS
WINDSHIELDS
AUDIO & ELECTRICAL SOLUTIONS
DASH ASSEMBLIES & HELMS
MARINE HARDWARE
PLYWOOD & COMPOSITE FLOORING
CARBON FIBER SOLUTIONS
PROTECTIVE COVERS
SHADE SOLUTIONS
DESIGN SERVICES
SEATING & FURNITURE
SEADEK
TRANSPORTATION SERVICES
TRAILERS
FUEL SYSTEMS & TANKS

Featured product categories are only a sampling of Patrick's capabilities. A more complete listing can be found in our most recent 10-K.

MARKETS RV MARINE POWERSPORTS HOUSING

31

Full Solutions Vision From CONCEPT to COMPLETION • Providing marine manufacturers, a comprehensive and cohesive tooling design during model conception inclusive of Patrick brands leveraging the Marine Concepts design partnership • Design center in key Florida location to showcase to customers our strong portfolio and our impressive team • Engineering reliance with Patrick product inclusion MARINE POWERSPORTS HOUSINGRV MARKETS 32

Geographically Aligned with OEMs KEY OEM LOCATIONS PATRICK MARINE LOCATIONS We are strategically positioned near our customers to enhance timely delivery and collaboration Growing our core brands in alignment with strategic customers allows us to capitalize on our relationships and continue to drive organic growth MARINE POWERSPORTS HOUSINGRV MARKETS 33

• Customer Relationships • Experienced and Seasoned Team • Proximity to Customers • Scalability and Financial Resources • Innovation and Advanced Product Group • Full Solutions Model • Marine Concepts Design/Engineering Center Competitive Advantages TAM Q3’24 TTM $3,936 $17,000 TAM Estimated Total Addressable Market is more than 4x Q3’24 TTM CPU 1 TAM = Total addressable market based on our content per unit (CPU). The herein mentioned Marine TAM only includes product categories we currently have market share in as of 9/29/24 1

Powersports End Market Kip Ellis, President – Powersports, Technology and Housing

Fueling Strategic Innovation Powersports End Market MARINE POWERSPORTS HOUSINGRV MARKETS 36 Our powersports business fuels outdoor adventure with cutting-edge innovation and premium component solutions. From advanced engineering expertise to a robust aftermarket channel, we deliver next-level products to our customers. By harnessing our innovation, we are helping drive growth throughout the company as we prepare for what’s next for Patrick.

Strength Resilience Results 2022 2024 Strategic Portfolio Development 2022 Powersports Market Strategy Execution 2023 37 Sportech Solidifies Powersports Platform

$298M REVENUE (Q3’24 TTM) % OF REVENUE (Q3’24 TTM) 8% REVENUE CAGR 2022-Q3’24 TTM +83% POWERSPORTS REVENUE ($ IN MILLIONS) $103 $122 $298 2022 2023 Q3'24 TTM $2B TAM Including UTV and Recreational Segments within Powersports Not including potential in golf, motorcycles, and other adjacent segments MARINE POWERSPORTS HOUSINGRV MARKETS 38

PATRICK | powersports

Solidifying Industry Leading Powersports Platform

CAPABILITIES AND EXPERTISE

- Roofs/Canopies
- Wiper Systems
- Integrated Door Systems
- Premium Audio
- Thermoforming
- Windshield Systems
- Drape Forming
- Metal Fabrication
- Fender Flares
- Rear Panels
- Manufacturing, Distribution and Rep Sales



Featured product categories are only a sampling of Patrick's capabilities. A more complete listing can be found in our most recent 10-K.

MARKETS RV MARINE POWERSPORTS HOUSING
39

PATRICK | powersports Solidifying Industry Leading Powersports Platform



ROOFS / CANOPIES
AUDIO
MIRRORS
WIPER SYSTEMS
COWLS
REAR PANELS
PREMIUM WINDSHIELDS
INTEGRATED DOOR SYSTEMS
FENDER FLARES

Featured product categories are only a sampling of Patrick's capabilities. A more complete listing can be found in our most recent 10-K.

MARKETS RV MARINE POWERSPORTS HOUSING

40

ACCELERATING INNOVATION AND REALIZING SYNERGIES THROUGH ACQUISITION OF SPORTECH Unlocking Synergies & Leveraging Expertise Realized Wins …So far • Glass Sourcing • Audio Roof • Operational Synergies • Manufacturing Excellence & Technology Integration • Comprehensive Solutions for Customers • Growth Potential in Key Components: • Dash systems • Controls • Seating • SeaDek solutions • Cameras • Metal fabrication MARINE POWERSPORTS HOUSINGRV MARKETS 41

PATRICK | powersports

Competitive Advantages

- Customer Relationships
- Experienced and Seasoned Team
- Innovation and Advanced Products
- Intellectual Property
- Solution Model and Opportunity

TAM[1]

Total Addressable Market* is approximately 4x Q3'24 TTM revenue



$2.0B
~$0.4B
2024E
TAM

***Includes UTV and Recreational Segments of Powersports**

[1] TAM = Total addressable market based on our revenue). The herein mentioned Powersports TAM only includes product categories we currently have market share in as of 9/29/24

MARKETS RV MARINE POWERSPORTS HOUSING

42

Housing End Market Kip Ellis, President – Powersports, Technology and Housing

Housing End Market MARINE POWERSPORTS HOUSINGRV MARKETS 44 Foundations for Growth Affordable housing demand continues to be robust. As interest rates ease, our housing business is well- positioned with scalable operations and low capital needs. Our housing business provides a solid foundation and cash flow to invest across our diverse portfolio.

HOUSING REVENUE & MH WHOLESALE SHIPMENTS ($ IN MILLIONS) $721 $756 $1,008 $1,272 $1,060 $1,137 2019 2020 2021 2022 2023 Q3'24 TTM MH CONTENT PER UNIT1,2 $4,616 $4,580 $5,153 $6,243 $6,372 $6,518 $13,000 2019 2020 2021 2022 2023 Q3'24 TTM $1.14B REVENUE (Q3’24 TTM) % OF REVENUE (Q3’24 TTM) 31% REVENUE CAGR 2019-Q3’24 TTM +10% MARINE POWERSPORTS HOUSINGRV MARKETS 95K UNITS 100K UNITS TAM 45 1 Based on data published by MHI as of the Company’s reported Q3’2024 earnings on 10/31/2024 2 CPU = a non-GAAP financial measure which represents content per wholesale unit for the trailing twelve-month period

CAPABILITIES AND EXPERTISE • Plumbing • Flooring • Vinyl • Wood Mouldings • Lighting & Fixtures • Interior Finishes • Cabinets & Countertops • Wiring & Electrical • Walls & Framing • Kitchen & Bath • Roofing • Appliances • Manufacturing & Distribution Key Supplier to the Affordable Housing Sector MARINE POWERSPORTS HOUSINGRV MARKETS 46 Featured product categories are only a sampling of Patrick’s capabilities. A more complete listing can be found in our most recent 10-K.

Featured product categories are only a sampling of Patrick’s capabilities. A more complete listing can be found in our most recent 10-K. MARINE POWERSPORTS HOUSINGRV MARKETS ROOFING INTERIOR FINISHES PLUMBING LIGHTING & FIXTURES APPLIANCES WALLS & FRAMING FLOORING WIRING & ELECTRICAL KITCHEN & BATH CABINETRY 47 Key Supplier to the Affordable Housing Sector

• Deep, longstanding relationships with key suppliers such as USG, Carrier, Rheem, and many others Providing essential support and resources that enable efficient construction and development for our Critical Partnerships Delivering Component Solutions and Earning Customer Trust Supplier of core components to both the manufactured and site-built home markets 65 years Patrick is the exclusive distributor of Rheem water heaters and Carrier furnaces, delivering half the points necessary for a home to be a Zero Energy Ready Home. Energy-efficient components becoming increasingly important in Manufactured Housing MARINE POWERSPORTS HOUSINGRV MARKETS 48

Lean Fixed Cost Model and Scalable Operational Structure

Synergies with RV Market, Our Largest End Market

RV and Manufactured Housing share materials and components, creating low barriers and efficient maintenance

~40% of Patrick businesses sell into both RV & Housing end markets



Ability to shift resources between RV and Housing as demand changes

Low capital expenditure footprint helps drive strong cash flow conversion

MARKETS RV MARINE POWERSPORTS HOUSING
49

PATRICK | housing

Competitive Advantages

- Customer Relationships
- Experienced and Seasoned Team
- Scalable Operating Model
- National Distribution Footprint

13%

revenue growth YoY in Housing in Q3'24 TTM

TAM[1]

Our Manufactured Housing Total Addressable Market is double our current CPU at ~$6,500/MH unit



$13,000
$6,518
Q3'24 TTM
TAM

[1] TAM = Total addressable market based on our content per unit (CPU). The herein mentioned Manufactured Housing TAM only includes product categories we currently have market share in as of 9/29/24

MARKETS RV MARINE POWERSPORTS HOUSING

50

Operational Excellence Hugo Gonzalez, Chief Operating Officer

Safety First The right environment for success Empowering Experts Going Above & Beyond Fostering Innovation Solutions Model Agile Model Scalable to Meet the Market Cost Efficient Flexible & Financially Sound Brands Empowered by Patrick Patrick Operational Structure Operational Structure 52

This is Who We Are – Our People The Heart of Our Organization 170+ Manufacturing Facilities 60+ Warehouse & Distribution Centers Our Team ~10K 1K+ Transport Vehicles 85+ Total Brands 53

Our OPERATIONAL STRENGTH is empowering our PEOPLE Date Date Date Sales Safety Key Metrics Material Cost: Critical to Quality Labor Planning Expense Controls Inventory $ and Turns CI Progression P&L Management Operating Performance Creating the Right Environment – It all Starts with Safety • 53% improvement in severity rate • 13% improvement in lost time cases Year-to-date Simplicity in Managing - Scorecard Methodology O pe ra tio ns The foundation of our operations relies on the STRENGTH OF OUR TEAM together with creating the fairway that helps our brands align to our organizational strategic objectives 54

Harnessing Robotics Process Improvement Full Solutions Model 1 2 3 Automation for Enhanced Operational Excellence Our Capital Deployment Strategy 55

Full Solutions Model We implemented a new extension of our laminates, giving our customers a new option for laminates that mostly come from overseas 12 weeks Shortened Lead Time By  Reduced Inventory  Increased Turns  Added New Product Line 1 56 Gravure Ink is the leading PVC rotogravure printer for the RV industry

Frontline streamlined their process fabricating tubs and showers through an automated monorail +33% Efficiency Improvement  Added Capacity  Improved Organization  Enhanced Work Environment 2 Process Improvement Frontline is the top tub and shower manufacturer in the region 57

NAFP’s investment in an automated truss assembly line that required 83% less human capital to operate, with opportunity to utilize our team in other areas 15x faster Compared to Previous Equipment  Optimized Workflow  Reduced Injury Risks  Increased Capacity Harnessing Robotics 3 NAFP is a softwood mill & the largest roof truss manufacturer for the RV Industry 58

With Our Capital Strategy  Standardize difficult processes  Ensure higher quality standards  Increase consistency  Create new processing standards  Generate new solutions for our customers We are creating the processes and products of the future Our Focus Is: Harnessing Robotics Process Improvement Full Solutions Model 1 2 3 59

Generate innovative products ahead of our markets Increase our focus through our Advanced Product Group Acquire product lines to enhance our end market offerings Create product extensions 1 2 3 4 Innovation and Growth Strategy Through Our Brands and Entrepreneurs TRANSFORMING the industry one SOLUTION at a time 60

Advanced Product Group Jim Schultz, VP – Operations

Value Proposition Transforming Our Industries With Advanced Innovation Enhance customer relationships through partnership and development of innovative products in the spirit of the Full Solutions Model Organic Growth Strategic Goals Market Share Gains Margin Accretion 62

Customer Specific Developed for key customer partner to satisfy a solution gap Disruptive for All Introduction of highly innovative products into the marketplace that can be sold to all OEMs Aftermarket Solutions Solutions designed for Aftermarket channel offering 1 2 3 Advanced Product Group Revenue Streams 63 Premium Audio Roof Solutions for SxS

• Leading innovators are industry enthusiasts generating ideas for our customers to WIN in the marketplace • Product concept to full product release deployed to the Business Units for production Discover Design Develop Deliver New Developments become Integral to Customers, Solidifying Partnerships Conceptual Drawings Industrial Designs & Renderings CAD & BOM Development 64

65 Premium glass windshield solution for the ski and wake market with growth potential within entire powerboat industry • First to market with fully integrated windshield system • Enhances full suite of windshield solutions

66 Versatile composite component solution for Roofs, Ceilings, Interior and Exterior Sidewalls and Flooring Applications • 3-year development • Improved durability and supply chain reliability, increased capacity • Weight savings • More sustainable solution with better features and ease of installation

Cross-Market Opportunities with Acquired Brands & Product Capabilities • Enhances brand strength • Compounding benefits with full solution efforts • Significant run-way with recently acquired brands of Sportech and RecPro Step treads for RV market 67

M&A is in our DNA Andy Nemeth, CEO Andrea Williams, VP – Finance

Patrick Industries: Acquirer of Choice Brand-fronted model anchors strategy as targets are drawn to our commitment to independence, growth, and preserving their vision Building our Pipeline Through Industry Trust and Relationships We are a ‘plug and play' acquirer We are a team of enthusiasts, seeking like- minded entrepreneurs in acquisition targets 69 We allow entrepreneurial businesses and principals the opportunity to monetize their investment, stay on and run the business, and participate in its growth and profitability

M&A Process is Metrics Driven And Values Based  Strong management team & cultural fit  Successful business model  Innovative product lines  Strong customer relationships  Accretive margin profile  Valuation (standard EBITDA range):  RV: 5.0 – 6.5x  Marine/Powersports: 6.0 – 7.5x Metric & Value Driven  Margin accretion within the first year  Synergies:  Within 12 – 18 months of close, we expect a 1 turn improvement on an acquisition’s EBITDA multiple  Succession planning  Management team will continue to run the business effectively and strengthen customer relationships  Develop & communicate best practices across the enterprise  Do not “fix” what isn’t broken Delivery Expectations 70

71 Acquisition Playbook Trusted Approach to M&A Due Diligence & Onboarding Resources & Synergies • Modular playbook tailored to each transaction – risks & opportunities emphasis • Transaction calendar, contacts and workstreams established • Internal functional leads drive dual service diligence • Procedures • Findings & risks • Onboarding plans • Synergy considerations • Deal model critical at a detailed level • Every deal signed off by Senior Mgmt. • Full solution model – sales & innovation • Strategic sourcing leverage & transportation • Capacity alignment & vertical integration • Continuous improvement/best practices • Capital Expenditures • Technology • Treasury & Banking Management • Human Resources, Payroll & Employee Benefits • Marketing • Finance, Accounting & Tax • Legal & Insurance • Environmental Diligence with integration in mind Driving value and scalability

Consistent leadership team driving effective strategy execution Acquisition playbook modularity equals deliberate deals Deliver on performance expectations M&A Difference Makers How our leadership and playbook drives results • Testament of our entrepreneurial brand-fronted culture • Fosters trust and accountability • Strategic intent determines process architecture • Process is dual service: diligence & integration • Earnings accretion and thoughtful execution of synergies • Growth plans and financial empowerment 72

Measuring Success: Investment Performance Aftermarket RV Marine Powersports Housing 6x-7.5x 5x-6.5x 6x-7.5x 5x-6x EBITDA MULTIPLE TARGET RANGES FOR ACQUISITIONS BY END MARKET < 3 Years > 3 Years Cumulative EBITDA Multiple at Time of Close Current Effective EBITDA Multiple Cumulative EBITDA Multiple at Time of Close Current Effective EBITDA Multiple Effective multiple today around 3 turns lower 1 Basket of 27 acquisitions completed since 2015 POST ACQUISITION1 73

• Driving Growth: Disciplined, strategic acquisitions are central to our growth • Entrepreneurial Culture: We seek acquisitions that align with our culture and enhance our portfolio • Proven Track Record: Our structured scoring approach drives continuous improvement • Future-Focused: Pursuing high-growth opportunities and expanding our capabilities • Positioned for Success: Ready to deliver sustained growth through strategic M&A Building on Our Momentum in M&A 74

Empowering Enthusiasts Anna Parker, VP – Marketing

Unlocking Brand Power 2009 – 2016 STOCK PRICE % CHANGE Best Performing Stocks Since February 2009 1 Patrick Industries (PATK) 16000% 2 Jazz Pharmaceuticals (JAZZ) 13400% 3 Mitek Systems (MITK) 11900% 4 Natural Health Trends (NHTC) 8400% 5 MGP Ingredients (MGPI) 7200% 76

77

The Shift: From Behind-the-Scenes Supplier to Empowering Leader A humble, behind-the-scenes supplier content to take a back seat to the brands we serve and empower.  FROM 78

The Shift: From Behind-the-Scenes Supplier to Empowering Leader A humble, behind-the-scenes supplier content to take a back seat to the brands we serve and empower.  FROM Empowered by An empowering leader—visible yet supportive, elevating our brands and customers by showcasing the people, products, and innovation that drive their success. TO 79

1 Raising the profile of our brand and our brands Supporting our business units to impact sales 2 3 Growing with the outdoor enthusiast markets Our Brand Strategy: Empowering Enthusiasts 80

Harnessing the Enthusiast Spirit for Real Results



PATRICK
WHY TRAVEL AROUND THE U.S. IN A RV?



GREAT LAKES
BOAT TOP
EMPOWERED BY PATRICK



IBEX
EMPOWERED BY PATRICK

EARNED MEDIA

TRADE COVERAGE
NATIONAL NEWSMEDIA

SOCIAL GROWTH

+70%

Meta. Feb '24 – Nov '24

RECORD ENGAGEMENT

5,300+ QR CODE SCANS

Flowcode. Scans Oct. '23 - Nov. '24

HIGH EFFICIENCY

AI POWERED CONTENT
INHOUSING

PATRICK

81

BRANDING EFFICIENCY Empowered by Patrick: Leveraging the Network Effect of our Company 82

We are using our collective power and content marketing to position our brands as leaders, and Patrick as champion of the great outdoors, and the great indoors. Empowered by Patrick: Leveraging the Network Effect of our Company 83

The Unstoppable Rise of Outdoor Recreation • The quest for adventure • The power of nature to restore us and connect us • The pull to find our tribe • The desire for both freedom and control • The drive for personal expression Outdoor recreation’s contribution to GDP in 2023, growing faster than overall U.S economy1 ENDURING DEMAND DRIVERS$640 BILLION 84Source: Outdoor Recreation Satellite Account, U.S. and States, 2023 | U.S. Bureau of Economic Analysis (BEA)

Empowering Our People - The BETTER Together Way Todd Gongwer, EVP – Leadership and Cultural Development

BETTER – Kaizen: Continuous improvement mindset TOGETHER – Synergy: Constant collaboration mindset Our commitment to being our best while striving to bring out the best in one another as we join forces individually, as teams, with our business units, with our customers, our communities and within our entire Patrick family. BETTER TOGETHER 86

Patrick Culture Structure



RV Leadership
Housing Leadership
Powersports Leadership
Marine Leadership
CUSTOMER FOCUS
STRATEGIC GROWTH
CULTURE & COMMUNITY
ORGANIZATIONAL STRATEGIC OBJECTIVES
DELIVER THE BUSINESS
OPERATIONAL EXCELLENCE
INTRINSIC VALUE
BETTER VALUES
PATRICK PURPOSE
EFFECTIVE LEADERSHIP PRACTICES

87

Leadership & Culture Development Methodology Skillset Heartset Mindset “…[made me think about] how I can be a better person in life and for the company.” “I'm more aware of simple things that make a huge impact on my team." “Internal culture is SO critical…I’m glad Patrick realizes that AND is intentional…” BETTER Together Cultural Strength Brand Cultural Development Brand Leadership/Key Influencers Corporate Leaders/Team Members CEO/Executive Team 2.5K+ 250+ 12 TOTAL BETTER TOGETHER TEAM MEMBER IMMERSION HOURS8,000+ BRANDS COMPLETED BETTER TOGETHER IMMERSION80+% 10K+ 88

The Patrick Culture Principles of Effective Leadership Better Together Values Patrick Purpose We are enthusiasts passionately focused on positively impacting the hearts and lives of our team members, customers, markets, and communities! Lead For Positive Influence Lead With Humility Embrace Responsibility Lead With Accurate Self And Social Awareness Communicate With Excellence Build Healthy Accountability Be A Servant Leader B E T T E R BALANCE EXCELLENCE TRUST TEAMWORK EMPOWERMENT RESPECT 89

Financials & Outlook Andy Roeder, EVP – Finance, Chief Financial Officer, and Treasurer

Key Financial Takeaways Strategic diversification Expanding and durable margins Strong cash flows and balance sheet Disciplined capital allocation We are well positioned for the next up-cycle 1 2 3 4 5 91

PATRICK Market Outperformance / Strategic Diversification

2007
Patrick Acquires Adorn, LLC

RV End Market Strategy Execution
2010 - 2015

PATK Revenue CAGR
+27%

RV Wholesale Shipments CAGR	MH Wholesale Shipments CAGR
+9%	+7%


HOUSING
RV

2015 % of Net Sales

Marine End Market Strategy Execution
2016 - 2021

PATK Revenue CAGR
+27%

RV Wholesale Shipments CAGR	Marine Wholesale Shipments CAGR
+4%	+3%


POWERSPORTS
HOUSING
RV
MARINE

2021 % of Net Sales

Powersports End Market Strategy Execution and Aftermarket Expansion
2022 – Q3’24 TTM

PATK Average Quarterly Organic Growth 2023 – Q3’24
+3%

RV Wholesale Shipments CAGR	Marine Wholesale Shipments CAGR
(20)%	(19)%


POWERSPORTS
HOUSING
RV
MARINE

Q3’24 TTM % of Net Sales

92

5-Year Financial Overview $2,337 $2,487 $4,078 $4,882 $3,468 $3,651 2019 2020 2021 2022 2023 Q3'24 TTM $ in millions 1 Non-GAAP metric, see appendix for reconciliation to closest GAAP metric. NET SALES Post Covid-19 Surge in Demand GROSS & OPERATING MARGIN $233 $263 $480 $643 $425 $462 2019 2020 2021 2022 2023 Q3'24 TTM $ in millions, except earnings per share NET INCOME & DILUTED EPS $ in millions ADJUSTED EBITDA & MARGIN 1 $90 $97 $225 $328 $143 $155 2019 2020 2021 2022 2023 Q3'24 TTM $3.85 $4.20 $9.63 $13.49 $6.50 $6.97 18.1% 18.5% 19.6% 21.7% 22.6% 22.7% 6.6% 7.0% 8.6% 10.2% 7.5% 7.6% 2019 2020 2021 2022 2023 Q3'24 TTM Gross Margin Operating Margin 10.0% 10.6% 11.8% 13.2% 12.3% 12.7% 2019 to Q3 2024 TTM 93

Solid free cash flow1 during periods of high demand Driving net working capital improvements during contraction in end markets increases free cash flow Q3’24 TTM Free Cash Flow1 $277M Average Free Cash Flow1 Conversion2 2018 – 2023 147% Aftermarket $166 $165 $128 $187 $332 $350 $277 0 100 200 300 400 500 600 700 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2018 2019 2020 2021 2022 2023 Q3'24 TTM Free Cash Flow RV Wholesale Shipments 1 Free Cash Flow is a non-GAAP metric, see appendix for reconciliation to closest GAAP metric 2 Free Cash Flow/Net Income Robust Free Cash Flow Generation Across Cycles 94 $ in millions 406K UNITS 331K UNITS

2024 2025 2026 2027 2028 2029 Revolver Drawn Term Loan A 4.75% Senior Unsecured Notes due March 2029 1.75% Senior Convertible Notes due Dec 2028 7.5% Senior Unsecured Notes due Oct 2027 October 2024 Refinancing Reinforces Our Commitment to a Strong Balance Sheet and Ability to Execute on Growth Strategy 2024 2025 2026 2027 2028 2029 2030 2031 2032 1 As of 11/7/24 • Issued $500M of 6.375% Senior Notes, due 2032 • Increased the size of Senior Secured Credit Facility, while extending the maturity of the credit facility • Balance sheet strength, flexibility and liquidity to remain on offense and able to seize profitable and meaningful opportunities • Improved terms on Senior Secured Credit facility Maturity Schedule at Quarter End (9/29/2024) • Earliest maturity moves from 2027 to 2028 • Credit facility extended from 2027 to 2029 • Repaid $300M of 7.50% Senior Notes • Reduced our annualized interest expense $458M Q3’24 Liquidity $755M Opportunistic Debt Transactions Increased Liquidity by almost $300 million in liquidity Highlights From the Debt Deal Improved Maturity Schedule 1 New 6.375% Senior Unsecured Notes due 2032 Q3’24 Pro Forma Liquidity Next major maturity in 2027 First major maturity in 2028 95

Capital Allocation Strategy to Seize Opportunities While Returning Value to Shareholders Historic Use of Cash (2019 - Q3’24 TTM)1 ~$2B Capital Allocated Since 2019 70% Acquisitions 8% Dividends 8% Share Buybacks14% Capital Expenditures Competitive Dividend policy Opportunistic Share repurchases • $170M+ allocated since 2019 Return of Capital Growth Initiatives Strategic capital expenditures • $310M+ allocated since 2019 Advantageous strategic and tuck-in acquisitions Anchored by our target range of total net leverage of 2.25x to 2.5x Growth Capex Annual Maintenance Capex 96 ~$25 - $35M 1 Does not represent all cash used within the period

~$100M Operating cash flow Capex Buyback Dividend CAPITAL SOURCES POTENTIAL CAPITAL USES Potential Capital Deployment Scenario • Upsized share repurchase authorization to $200 million • Increased quarterly dividend by 9% to $0.60 per share • Increased revolver capacity & extended maturity from 2027 to 2029 • Announced upcoming 3-for-2 stock split • Ability to scale business up or down depending on market conditions • Well-positioned for the next upcycle • Significant untapped TAM in each end market • End markets at, or near cyclical lows • Channel inventory at, or near cyclical lows Excess liquidity Excess capacity Key Developments Positioned for What’s Next 97 $350M - $450M $45M - $55M $75M - $90M $54M 2018-2023 AVG Q3'24 TTM Consolidated Net Leverage Ratio 1 Target Leverage Ratio 2.5x 2.25x We are comfortable flexing up ~3.1x for strategic acquisitions with the intent of bringing it down over the next 2-3 quarters 2.3x 2.6x 1 As defined by credit agreement and published in our form 10K for 2018, 2019, 2020, 2021, 2022, 2023 and our form 10Q for Q3’24

PATRICK

2025 Assumptions

- Modest interest rate relief
- Flat industry retail environment
- Moderate inflation
- \+ Consumer confidence



Outlook for 2025

Patrick Financial Outlook

Adjusted Operating Margin[1]	+70 to 90 bps YoY
Operating Cash Flow	$390M to $410M
Capital Expenditures	$75M to $85M

Industry Outlook[2]	*Wholesale*	*Retail*
RV	**+5%-10%**	**Flat**
Marine	**+5%-10%**	**Flat**
Manufactured Housing	**+5%-10%**	**N/A**

Housing Starts	**Flat to +5%**	
Powersports shipments	**Down 10%**	
Powersports organic content	**+MSD%**	

[1] Adjusted operating margin excludes acquisition transaction costs and purchase accounting adjustments | [2] Shipment estimates based on data published by RV Industry Association (RVIA), National Marine Manufacturers Association (NMMA), Manufactured Housing Institute (MHI), U.S. Census Bureau and Statistical Surveys Inc. (SSI)

98

Adjusted Annual Operating Margin Target Range Margin Growth Potential Remains Significant • Accretive acquisitions in RV, Marine, Powersports & Aftermarket with high- value, higher margin products • Investments in automation driving operational efficiency • Utilizing our scale and growth in end markets to drive input cost synergies • Experienced team that understands how to control cost and effectively navigate economic cycles • Adjusted Operating profit margin target range: • 6% - 8% at $3B of sales • 12% - 16% at $8B of sales 99 3,000,000 8,500,000 O pe ra tin g M ar gi n $3B Sales 6.0% 8.0% $8B 12.0% 16.0% $5B $6B$4B $7B 0% 2% 4% 6% 8% 10% 12% 14% 16% 1 Adjusted operating margin excludes acquisition transaction costs and purchase accounting adjustments

10.0 15.0 20.0 25.0 30.0 35.0 40.0 45.0 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q3'24 TTM RV Marine Restock Opportunity RV: ~84k units Marine: ~14k units Assuming maintained weeks on hand return to new normalized levels Retail Normalization Opportunity RV: ~118k units Marine: ~61k units Assuming historical annual retail averages of 425K RV and 200K Marine shipments Additional Revenue Upside Available Through Content Expansion Driven By: Revenue Opportunity when RV and Marine Markets Inflect RV Historical WOH1,2 Marine Historical WOH1,2 1 WOH=Weeks on Hand is calculated by: Estimated dealer inventory/retail*52 2 Based on data published by RVIA and NMMA as of The Company’s reported Q3’2024 earnings on 10/31/2024 • Market share gains • RV OEMs shift away from entry-level units • Strategic acquisitions • Recovery in Ski/Wake & Pontoon markets 100

$6,518 $13,000 $4,887 $12,000 $3,936 $17,000 $0.4B $2.0B Significant Total Addressable Market Exists CPU PER MARKET IN Q3 2024 VS. CPU TAM RV Q3’24 CPU TAM MARINE Q3’24 CPU TAM MH Q3’24 CPU TAM 2024E VS. REVENUE TAM POWERSPORTS 2024E TAM Company estimates of TAM only include product categories for which we currently participate. These numbers do not include the opportunities in our industrial end market, personal transport vehicles, audio and other adjacent markets. 1 CPU = Content Per Unit 2 Based on data published by RVIA, NMMA, and MHI as of the Company’s reported Q3’2024 earnings on 10/31/2024 101

2019 2020 2021 2022 2023 2024 YTD ~$1.3B Aftermarket Creating Value for our Shareholders ~$3.2B+$1.9B in Five Years PATK Stock Performance vs. Russell 2000 (^RUT)Market Capitalization Progression Source: S&P Capital IQ; PATK Market Capitalization as of December 31st Annually and 2024 as of 09/29/24 102 +430% +65% *The stock price performance included in this graph is not indicative of future stock price performance. $0 $100 $200 $300 $400 $500 $600 Patrick Industries, Inc. Russell 2000

• Company Vision • Strength and Experience of the Team • Competitive Advantage • Earnings Power • Shareholder Value Investor Day Takeaways Conclusion 103

104

Down 8 – 10% Marine Retail Powerboat Unit Shipments 1 320K – 330K RV Wholesale Unit Shipments 1 Down 25 – 30% Marine Wholesale Powerboat Unit Shipments 1 Down 8 – 10% RV Retail Unit Shipments 1 Up 15% MH Wholesale Unit Shipments 1 Flat New Housing Starts 1 Full Year 2024 Outlook 105 Patrick Industry Outlook Patrick Financial Outlook Down 20 - 30 bps 3 Adjusted Operating Margin $370M - $390M Operating Cash Flows $295M+ Free Cash Flow vs 2023 313K vs 2023 380K vs 2023 192K vs 2023 179K vs 2023 89K vs 2023 1.4M 1 Company estimates as of 10/31/2024 based on data published by RV Industry Association (RVIA), National Marine Manufacturers Association (NMMA), Manufactured Housing Institute (MHI), U.S. Census Bureau and Statistical Surveys Inc. (SSI) | 3 2024 adjusted operating margin excludes acquisition transaction costs and purchase accounting adjustments vs 2023 7.5% vs 2023 $409M vs 2023 $350M Down 10 – 20% Sequentially vs Q3’24 Powersports Revenue 2 Up MSD% Powersports Organic Content

Appendix

Non-GAAP Reconciliations [1]

Use of Non-GAAP Financial Information

* As defined by credit agreement which includes debt and cash balances
-Earnings before interest, taxes, depreciation and amortization ("EBITDA"), Pro-Forma Adjusted EBITDA, and Net Debt to Pro-Forma Adjusted EBITDA are non-GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items.
-We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements.
-We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis.

RECONCILIATION OF NET INCOME TO EBITDA TO PRO FORMA ADJUSTED EBITDA

($ in millions)	Q3'24 TTM
Net Income	$155
+ Interest Expense, net	76
+ Income Taxes	45
+ Depreciation & Amortization	161
EBITDA	$436
Net Sales	$3,651
EBITDA Margin	11.9%
+ Stock Compensation Expense	20
+ Acquisition Pro Forma, transaction-related expenses & other	48
Pro Forma Adjusted EBITDA	$505

RECONCILIATION OF NET INCOME TO EBITDA TO ADJUSTED EBITDA

	Fiscal Year Ended December 31,					
($ in millions)	2019	2020	2021	2022	2023	Q3'24 TTM
Net Income	$90	$97	$225	$328	$143	$155
+ Interest Expense, net	37	43	58	61	69	76
+ Income Taxes	28	33	69	107	48	45
+ Depreciation & Amortization	63	74	105	131	145	161
EBITDA	$218	$247	$457	$627	$405	$436
+ Stock-based Compensation Expense	15	16	23	22	19	20
+ Acquisition related transaction costs	-	-	-	-	-	5
+Acquisition related fair-value inventory step-up	-	-	-	-	-	1
-Gain on sale of property, plant and equipment	-	-	1	(6)	1	-
Adjusted EBITDA	$233	$263	$480	$643	$425	$462
Net Sales	$2,337	$2,487	$4,078	$4,882	$3,468	$3,651
Adjusted EBITDA Margin	10.0%	10.6%	11.8%	13.2%	12.3%	12.7%

[1] May not sum due to rounding

PATRICK

106

Non-GAAP Reconciliations [1]

Appendix

Use of Non-GAAP Financial Information

* As defined by credit agreement which includes debt and cash balances
-Earnings before interest, taxes, depreciation and amortization ("EBITDA"), Pro-Forma Adjusted EBITDA, and Net Debt to Pro-Forma Adjusted EBITDA are non-GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items.
-We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements.
-We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis.

RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE FOR THE TRAILING TWELVE MONTHS

	Q3 2024 TTM	2019
Diluted earnings per common share	$6.97	$3.85
Transaction costs, net of tax	0.17	0.01
Acquisition related fair-value inventory step-up, net of tax	0.03	-
Adjusted diluted earnings per common share	$7.17	$3.86

RECONCILIATION OF ADJUSTED OPERATING MARGIN FOR THE TRAILING TWELVE MONTHS

	Q3 2024 TTM	2019
Operating margin	7.6%	6.6%
Acquisition related fair-value inventory step-up	-	-
Transaction costs	0.1%	-
Adjusted operating margin	7.7%	6.6%

CALCULATION OF FREE CASH FLOW

	Fiscal Year Ended December 31,						
($ in millions)	2018	2019	2020	2021	2022	2023	Q3'24 TTM
Cash Flows from Operations	$200	$192	$160	$252	$412	$409	$339
Less: Purchases of Property, Plant and Equipment	(34)	(27)	(32)	(65)	(80)	(59)	(62)
Free Cash Flow	$166	$165	$128	$187	$332	$350	$277
Net Income	$120	$90	$97	$225	$328	$143	$155
Free Cash Flow Conversion	138%	184%	132%	83%	101%	245%	179%

[1] May not sum due to rounding

PATRICK

107

Balance Sheet and Liquidity as of Q3 2024 Appendix 1 As defined by credit agreement COVENANTS AND RATIOS1 DEBT STRUCTURE AND MATURITIES NET LEVERAGE1 ($ in millions) LIQUIDITY ($ in millions) • $150.0M Term Loan ($125.6M o/s), scheduled quarterly installments; balance due August 2027 • $775.0M ($365.0M o/s) Senior Secured Revolver, due August 2027 • $300.0M 7.50% Senior Notes, due October 2027 • $258.8M 1.75% Convertible Senior Notes, due December 2028 • $350.0M 4.75% Senior Notes, due May 2029 Total Debt Outstanding $ 1,399.4 Less: Cash and Debt Paid as Defined by the Credit Agreement (63.2) Net Debt $ 1,336.2 Pro Forma Adj. EBITDA $ 504.7 Net Debt to Pro Forma Adj. EBITDA 2.6x Total Revolver Credit Capacity $ 775.0 Less: Total Revolver Used (including outstanding letters of credit) (370.0) Unused Credit Capacity $ 405.0 Add: Cash on Hand 52.6 Total Available Liquidity $ 457.6 • Consolidated Net Leverage Ratio – 2.6x • Consolidated Secured Net Leverage Ratio – 0.85x versus 2.75x maximum • Consolidated Fixed Charge Coverage Ratio – 3.55x versus minimum 1.50x Strong Balance Sheet and Favorable Capital Structure to Support Investments and Pursue Attractive Growth Opportunities Subsequent to the end of the quarter, we reduced our cost of debt and increased our liquidity position by issuing $500 million of 6.375% Senior Notes due 2032 and expanding the capacity of our credit facility to $1.0 billion, while extending the maturity date to October 2029. We plan to use a portion of the proceeds from these transactions to redeem our 7.500% Senior Notes on November 7, 2024. Following these transactions, the Company’s next major debt maturity will be in 2028. 108